Investor Presentation June 2020

Forward-Looking Statements 1

Xenia’s Portfolio Today Portfolio Characteristics Diversified Branding Key Portfolio Statistics • 39 • Hotels 11,245 15 • Rooms Brands • 16 25 States Markets Kimpton Hotel Palomar Philadelphia Fairmont Dallas Waldorf Astoria Atlanta Buckhead Loews New Orleans 2

Geographic Diversification Hotels located across 25 unique lodging markets including the Sunbelt region, various drive-to leisure markets, and several gateway markets. No single market contributed more than 10% of 2019 Hotel EBITDA1 3

Experienced Management Team 4

Business Update

Operations Update • • • • • • • • • • • 6

Corporate Actions • • • • • • • • • • • 7

Park Hyatt Aviara Renovation Update Transformational Renovation • • • • • • 8

Park Hyatt Aviara Renovation Update Renovation Timeline Park Hyatt Aviara Resort, Golf Club & Spa transformational renovation is expected to be completed in Q1 2021 9

Liquidity and Balance Sheet Update

Debt Overview $1.6 Billion 5.2x 3.3% Debt Detail Debt Maturity Schedule 11

Monthly Recurring Cash Expenses As of 3/31/2020, Xenia had approximately $397 million of cash and cash equivalents1 12

Competitive Advantages

Seasoned Management Team Management team has an average of 27 years of hotel experience and an average tenure of 8 years with Xenia • • MARCEL VERBAAS, CHAIRMAN AND CHIEF EXECUTIVE OFFICER ✓ ✓ ✓ ✓ BARRY BLOOM, PRESIDENT AND CHIEF OPERATING OFFICER ✓ ✓ ✓ ATISH SHAH, CHIEF FINANCIAL OFFICER ✓ ✓ ✓ 14

Well-Positioned Portfolio 15

High-Quality Portfolio of Hotels & Resorts Strategic capital allocation over past five years delivers superior portfolio Xenia’s Current Portfolio 39 $171.32 $29,599 20142 2015 2016 2017 2018 2019 Since Listing5 16

Advantage of Branded Hotels • • • • • • • • 17

Attributes of Xenia’s Portfolio Key leisure and drive-to destinations expected to have the quickest ramp-up to stabilization in the current environment 18

Key Leisure and Drive-To Market Hotels & Resorts 19

Portfolio in Excellent Condition • • • • • • • • 20

Flexible Meeting Space at Many Properties • • • • • • • • • • 21

✓ ✓ Key ✓ Takeaways ✓ ✓ ✓ ✓ 22

23

Definitions 24

Non-GAAP Financial Measures 25



Grand Bohemian Hotel Charleston



Andaz Savannah



Royal Palms Resort & Spa



Andaz Napa



Hyatt Regency Scottsdale Resort & Spa



Kimpton RiverPlace Hotel



Hyatt Centric Key West Resort & Spa

Investor Presentation

June 2020

XENIA HOTELS & RESORTS

Forward-Looking Statements

This presentation has been prepared by Xenia Hotels & Resorts, Inc. (the "Company" or "Xenia") solely for informational purposes. This presentation contains, and our responses to various questions from investors may include, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the continued impact on our business of the COVID-19 pandemic and the governmental actions to address the pandemic, our plans, strategies and financial performance, the amount and timing of future cash distributions, our lodging portfolio, and our prospects and future events, including the potential re-opening of our properties. Such statements involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would," "illustrative," "forecasts," "guidance," "outlook," "project" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under "Risk Factors" in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, in each case as filed with the U.S. Securities and Exchange Commission ("SEC"). These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

On February 3, 2015, Xenia was spun off from InvenTrust Properties Corp. ("InvenTrust"). Prior to the separation, the Company effectuated certain reorganization transactions which were designed to consolidate the ownership of its hotels into its operating partnership, consolidate its TRS lessees in its TRS, facilitate its separation from InvenTrust, and enable the Company to qualify as a REIT for federal income tax purposes. Unless otherwise indicated or the context otherwise requires, all financial and operating data herein reflect the operations of the Company after giving effect to the reorganization transactions, the disposition of other hotels previously owned by the Company, and the spin-off.

Xenia Hotels & Resorts® and related trademarks, trade names and service marks of Xenia appearing in this Annual Report are the property of Xenia. Unless otherwise noted, all other trademarks, trade names or service marks appearing in this Annual Report are the property of their respective owners, including Marriott International, Inc., Hyatt Corporation, Kimpton Hotel & Restaurant Group LLC, AccorHotels, Loews Hotels, Inc, and Hilton Worldwide Inc. or their respective parents, subsidiaries or affiliates ("Brand Companies"). In the event that any of our management agreements or franchise agreements with the Brand Companies are terminated for any reason, the use of all applicable trademarks and service marks owned by the Brand Companies will cease at the hotel where the management agreement or franchise agreement was terminated; all signs and materials bearing the marks and other indicia connecting the hotel to the Brand Companies will be removed (at our expense).

This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), including EBITDA. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, non-GAAP measures should not be considered in isolation or as an alternative to net income or other measures of profitability or performance under GAAP. The Company's presentation of non-GAAP financial measures may not be comparable to similarly titled measures of other organizations, as such measures may not be calculated in the same manner. See the appendix of this presentation for a reconciliation of the non-GAAP measures included herein.

This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company. Unless as specifically noted otherwise, all information is as of June 1, 2020.

Xenia's Portfolio Today

Portfolio Characteristics

- Focused on Uniquely Positioned Luxury and Upper Upscale Hotels & Resorts
- Primarily Located in Top 25 U.S. Lodging Markets and Key Leisure Destinations
- 98% Luxury and Upper Upscale Hotels
- Primarily Branded Hotels

Diversified Branding



LOEWS
Independent 2%
1% WALDORF ASTORIA
Fairmont
3%
7%
KIMPTON
10%
47%
HYATT
Andaz
Hyatt Centric
Hyatt Regency
Park Hyatt
The Unbound Collection by Hyatt
30%
Marriott
Autograph Collection
Renaissance
Residence Inn
The Ritz-Carlton
Westin

Key Portfolio Statistics

39 Hotels

11,245 Rooms

15 Brands

16 States

25 Markets


Kimpton Hotel Palomar Philadelphia


Fairmont Dallas


Waldorf Astoria Atlanta Buckhead


Loews New Orleans

Note: As of 6/1/2020. Percentages based on total room count.

Geographic Diversification

Hotels located across 25 unique lodging markets including the Sunbelt region, various drive-to leisure markets, and several gateway markets.
No single market contributed more than 10% of 2019 Hotel EBITDA[1]



Napa, CA: 6%
San Francisco, CA: 8%
Santa Clara, CA: 6%
San Diego, CA: 4%
Phoenix, AZ: 9%
Dallas, TX: 8%
Houston, TX: 10%
Atlanta, GA: 5%
Orlando, FL: 10%
Boston, MA: 6%
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
WV
GA
PA
VA
NC
SC
FL
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC

Note: Orange color dots indicate top 10 Xenia market as a percentage of 2019 Same-Property Hotel EBITDA.

1. Percentage of 2019 Same-Property Hotel EBITDA, as defined in the Company's fourth quarter and year-end 2019 earnings release dated February 24, 2020.

Experienced Management Team


Hyatt Regency Grand Cypress – Orlando, FL

100+ YEARS EXECUTIVE TEAM experience in hotel real estate

165+ YEARS ASSET MANAGEMENT experience in hospitality

100+ YEARS PROJECT MANAGEMENT experience in capital projects

Business Update


BOHEMIAN HOTEL

Bohemian Hotel Savannah Riverfront – Savannah, GA

Operations Update

HOTEL STATUS

- 13 hotels operating as of May 29th
- Primarily smaller hotels, with a focus on drive-to leisure and local business
- Hotel managers have lowered hotel operating expenses, primarily by adjusting staffing and service offerings
- Majority of remaining hotels expected to re-commence operations during June and July
- Currently expect all hotels to re-commence operations by October 2020

CRITERIA AND CONSIDERATIONS FOR RE-COMMENCING OPERATIONS

- State/local regulations and ordinances
- Near-term business opportunities
- Demand indicators (leisure transient demand, corporate transient activity, and group bookings)
- Ability to implement property cleaning and sanitization standards and protocols, as well as social distancing standards

FINANCING UPDATE

- Company has strong relationships with each of its secured and unsecured lenders
- Currently in negotiation with our unsecured and secured lenders – seeking covenant waivers, debt service deferrals, FF&E reserve contribution waivers, consent to utilize FF&E reserve balances for operating expenses, etc.

Corporate Actions

CAPITAL EXPENDITURES

- $50 million of initial 2020 hotel CapEx budget deferred or eliminated
- Current estimate for full-year 2020 CapEx spend is approximately $70 million
- Current projects are progressing with adjustments to scope and timing in order to reduce 2020 capital outlays
  - Golf course renovation at Park Hyatt Aviara Resort, Golf Club & Spa has been deferred to a later date
- FF&E Reserve contributions temporarily waived by most managers
- Ability to use FF&E reserve funds for working capital needs with most managers, subject to certain restrictions and conditions, including replenishment

DIVIDEND SUSPENDED

- Expect to suspended dividend for the balance of the year
- Expect to pay dividends in the future, as required to maintain REIT status

CORPORATE EXPENSES

- $5.5 million of 2020 cash G&A expense savings (>20% reduction), excluding nonrecurring restructuring costs
- Reduced corporate headcount by approximately 20% and not filling open positions
- Reduced other expenses (T&E, fees, training, etc.)

Park Hyatt Aviara Renovation Update

Transformational Renovation

- Full scope of the renovation includes guestrooms and corridors, meeting space, exterior upgrades, public space and food and beverage outlets, spa and fitness area and the golf clubhouse. Given the continued excellent playing condition of the golf course, the Company has deferred the golf course renovation to a later date

- Park Hyatt Aviara Resort, Golf Club & Spa transformational renovation is expected to be completed in Q1 2021

- Original design elements of the transformation ideally matched with expectations of demand in the near future:
  - Appeal to family-oriented leisure business through dramatic re-design of pool areas
  - Additional meeting space created and optimally designed to serve small meetings

- Project is ahead of initial timeline, as the Company has taken advantage of the resort's temporary suspension of operations to shorten the time for certain portions of the renovation











Park Hyatt Aviara Renovation Update

Renovation Timeline

Park Hyatt Aviara Resort, Golf Club & Spa transformational renovation is expected to be completed in Q1 2021







2018 | 2019 | 2020 | 2021

November 2018
Acquisition

Q4 2019
Transformational renovation commenced

Q1 2020
Guestrooms, corridors, and meetings spaces completed

July 2020
Lobby and lobby bar anticipated completion

September 2020
Major renovation of the exterior amenity upgrades anticipated completion

October 2020
Food & beverage outlets anticipated completion

Q1 2021
Anticipated completion of spa and golf facilities






HOTEL COMM

XENIA®
HOTELS & RESORTS

Liquidity and Balance Sheet Update

Hotel Commonwealth – Boston, MA

Debt Overview

XENIA HOTELS & RESORTS

$1.6 Billion	5.2x	3.3%
Total Debt	Net Debt/EBITDA[1]	Weighted Average Interest Rate

Debt Detail

	Rate Type	Fully Extended Maturity Date	Balance March 31, 2020
Secured Debt			
Marriott Dallas Downtown	Hedged	1/3/2022	51,000
Hotel Palomar Philadelphia	Hedged	1/13/2023	57,750
Renaissance Atlanta Waverly	Partially Hedged	8/14/2024	100,000
Andaz Napa	Variable	9/13/2024	56,000
The Ritz-Carlton, Pentagon City	Hedged	1/31/2025	65,000
Residence Inn Boston Cambridge	Fixed	11/1/2025	60,547
Grand Bohemian Hotel Orlando	Fixed	3/1/2026	58,030
Marriott San Francisco Airport	Fixed	5/1/2027	115,000
Total Secured Debt			563,327
Unsecured Debt			
Line of Credit	Variable	2/28/2023	500,000
Term Loan $175M	Hedged	2/15/2021	175,000
Term Loan $125M	Hedged	10/22/2022	125,000
Term Loan $150M (2018)	Variable	8/21/2023	150,000
Term Loan $125M (2017)	Hedged	9/13/2024	125,000
Total Unsecured Debt			1,075,000
Total Debt			1,638,327

Debt Maturity Schedule

34% Secured / 66% Unsecured

56% Fixed / 44% Variable



Line of Credit
Term Loan
Secured
$0
$175
$125
$51
$500
$150
$58
$125
$455
2020
2021
2022
2023
Thereafter

1. As defined in Section 1.01 of the Company's unsecured revolving credit facility.

Monthly Recurring Cash Expenses

XENIA HOTELS & RESORTS

As of 3/31/2020, Xenia had approximately $397 million of cash and cash equivalents[1]

Monthly Recurring Cash Expenses

Assumes all 39 hotels temporarily suspend operations

($ in millions)	
Hotel Operating Expenses *(incl. items such as labor, utilities, etc.)*	$10 - $13
RE/PP Tax, Insurance	5.5
Cash Corporate G&A	1.5
Monthly Recurring Cash Expenses[2]	$17 - $20
Monthly Recurring Cash Expenses Including Debt Service[3]	$22 - $25
Monthly Recurring Cash Expenses Including Debt Service and CapEx[4]	$26 - $29

1. Included approximately $35 million of cash held in property-level capital accounts.
2. Does not include capital expenditures.
3. Monthly cash debt service is approximately $5 million, should all debt service be paid in accordance with current debt agreements.
4. For the remainder of 2020, capital expenditures would average approximately $4 million of cash expense per month.

Competitive Advantages


XENIA
HOTELS & RESORTS

Park Hyatt Aviara Resort, Golf Club & Spa – Carlsbad, CA

Seasoned Management Team

XENIA HOTELS & RESORTS

Management team has an average of 27 years of hotel experience and an average tenure of 8 years with Xenia

- Senior Executives have decades of experience in the hotel industry and have managed through a number of previous industry downturns
- Have been involved in every aspect of hotel ownership and investment, including public and private company mergers, acquisitions and sales, small and large portfolio transactions, individual asset transactions, as well as numerous forms of equity and debt capitalizations

MARCEL VERBAAS, CHAIRMAN AND CHIEF EXECUTIVE OFFICER

- ✓ Established Xenia platform in 2007 and began process of portfolio repositioning in 2009
- ✓ Significantly upgraded and repositioned portfolio after the financial crisis by completing $2.0 billion in acquisitions and $1.4 billion in dispositions between 2010 and the Company's listing in 2015
- ✓ Previously CIO of CNL Hotels & Resorts until the successful sale of the company in 2007
- ✓ Prior experience includes positions at Stormont Trice Development Corporation, GE Capital Corporation and Ocwen Financial Corporation

BARRY BLOOM, PRESIDENT AND CHIEF OPERATING OFFICER

- ✓ Joined Xenia as COO in July 2013
- ✓ Previously Co-Founder of Abacus Lodging Investors and EVP of CNL Hotels & Resorts
- ✓ Prior experience includes positions at Hyatt Hotels Corporation, Tishman Hotel & Realty, VMS Realty Partners, and Pannell Kerr Forster (now CBRE Hotels)

ATISH SHAH, CHIEF FINANCIAL OFFICER

- ✓ Joined Xenia as CFO in April 2016
- ✓ Previously Senior Vice President, Strategy, Financial Planning and Analysis, and Investor Relations at Hyatt Hotels Corporation, where he also served as interim CFO from April 2015 to March 2016
- ✓ Prior to joining Hyatt, held positions at Lowe Enterprises and Hilton Hotels Corporation

Well-Positioned Portfolio

Primarily Branded Hotels
Aligned with best-in-class brands that provide a relevant "Brand Promise" to consumers

Key Leisure and Drive-To Markets
Expected to have the quickest ramp-up to stabilization in the current environment

Renovated Properties
Assets well positioned in their respective markets for near term ramp-up and will require limited capital spend over the next several years

Flexible Meeting Space
Portfolio affords the ability to host in-house group business while meeting social distancing requirements

High-Quality Portfolio of Hotels & Resorts

Strategic capital allocation over past five years delivers superior portfolio

XENIA HOTELS & RESORTS

Xenia's Current Portfolio

39	$171.32	$29,599
Hotels	2019 Same-Property[1] RevPAR	2019 Same-Property[1] Hotel EBITDA/Key

	2014[2]	2015	2016	2017	2018	2019	Since Listing[5]
Acquisitions		3 Hotels[3] $245M	1 Hotel $136M	4 Hotels $615M	4 Hotels[4] $354M	1 Hotel $190M	**13 Hotels ~$1.5B**
Dispositions		1 Hotel $137M	9 Hotels $290M	7 Hotels $212M	3 Hotels $420M	2 Hotels $61.5M	**22 Hotels ~$1.1B**
							5-Year CAGR
Total Portfolio[6] RevPAR	$134.73	$142.59	$149.32	$155.12	$162.64	$168.43	+4.6%
Same-Property[1] RevPAR	$135.76	$144.92	$152.46	$159.90	$165.27	$171.32	+4.8%
Same-Property[1] Hotel EBITDA/Key	$22,614	$25,031	$26,585	$28,236	$28,183	$29,599	+5.5%

1. As defined in year-end earnings releases. Non-comparable portfolios year over year.
2. Results prior to Company's spin from its former parent company and subsequent listing on the NYSE.
3. Excludes Grand Bohemian Hotel Charleston and Grand Bohemian Hotel Mountain Brook (development projects).
4. Excludes purchase of remaining joint venture interests in Grand Bohemian Hotel Charleston and Grand Bohemian Hotel Mountain Brook and the free-standing restaurant at Waldorf Astoria Atlanta Buckhead.
5. Xenia Hotels & Resorts listing date was February 4, 2015.
6. Year-end statistics, as stated in the Company's 10K. Non-comparable portfolios year over year.

Advantage of Branded Hotels

- Aligned with best-in-class hotel brands that provide a relevant “Brand Promise” to consumers
- Advantages of branded hotels:
  - Superior revenue channels
  - Proven guest loyalty programs
  - Quick to roll out formal branded cleanliness programs
  - Strength of marketing and advertising platforms
  - Significant technology investments to quickly implement mobile check-in and other initiatives
  - Most innovative changes to operating models and ancillary fee structures

Attributes of Xenia's Portfolio

XENIA HOTELS & RESORTS

Key leisure and drive-to destinations expected to have the quickest ramp-up to stabilization in the current environment



Group 33%
Demand Mix[1]
Transient 67%



Food & Beverage 33%
Rooms 60%
Revenue Mix[1]
Other 7%

Leisure Destinations

1/3rd of rooms
in key leisure and drive-to markets

40%+ of hotels / ~20% of rooms
unique luxury and upper upscale hotels with less than 200 rooms

25% to 30%
estimated % of leisure demand in 2019

Drive To

- Orlando, FL
- San Diego, CA
- Savannah, GA
- Key West, FL
- Birmingham, AL
- Santa Barbara, CA
- Charleston, SC
- Napa, CA

Resort

Orlando, FL
Major theme park attractions to reopen in June and July

Phoenix/Scottsdale, AZ
Reopened all services in mid-May

Napa Valley, CA
Restaurants have reopened and vineyards poised to reopen for peak season

Key West, FL
Reopen to visitors June 1

1. On a Same-Property basis for the year ended December 31, 2019.

Key Leisure and Drive-To Market Hotels & Resorts


Bohemian Hotel Celebration


Hyatt Centric Key West Resort & Spa


Marriott Napa Valley Hotel & Spa


Andaz Savannah


Grand Bohemian Hotel Charleston


Hyatt Regency Grand Cypress


Andaz San Diego


Grand Bohemian Hotel Mountain Brook


Andaz Napa


Kimpton Canary Hotel Santa Barbara


Bohemian Hotel Savannah Riverfront

Portfolio in Excellent Condition


Westin Galleria Houston


Marriott San Francisco Airport Waterfront


Hyatt Regency Grand Cypress

- Over $260M, or 9% of revenues, spent on capital projects over the last 3 years
- Completed 16 guestroom renovations, or 43% of rooms, since 2017
- Completed meeting space renovations at several large hotels including:
  - Westin Galleria & Oaks
  - Hyatt Regency Grand Cypress
  - The Ritz-Carlton, Pentagon City
- Food and beverage outlet upgrades include open-concept restaurant spaces and utilization of outdoor areas allowing for ample spacing between tables and patrons and outdoor seating
- Attractive properties well-positioned as demand recovers with no significant capital needed over the next several years

Flexible Meeting Space at Many Properties

- Ability to flex meetings space to match demand
- Flexible meeting space across the portfolio affords the ability to host in-house group while meeting social distancing requirements
- Large ballrooms can be divisible to accommodate smaller group business meetings, including properties in:
  - Houston
  - Orlando
  - Dallas
  - Portland
  - Atlanta
  - Austin
- Expect to continue focus on in-house meetings versus city-wide demand


Galleria
Westin Galleria Houston


Marriott Woodlands Waterway


Park Hyatt Aviara Resort, Golf Club & Spa


Hyatt Regency Grand Cypress


Hyatt Regency Grand Cypress



Key Takeaways

- ✓ Unique, high-quality portfolio with geographic diversification including key leisure and drive-to market destinations
- ✓ Experienced management team with decades of experience in hospitality
- ✓ Prudent capital allocation and balance sheet management track record
- ✓ Aligned with best-in-class hotel brands that provide a relevant "Brand Promise" to consumers
- ✓ Strategically located to take advantage of demand as tourist attractions begin to re-commence operations in major U.S. cities
- ✓ Recently renovated portfolio with no significant near-term capital needs and ability to delay future projects if necessary
- ✓ Expansive meeting spaces that can be optimized to meet social distancing requirements

Royal Palms Resort & Spa – Phoenix, AZ

Appendix

Definitions

Same-Property:

"Same-Property" includes all hotels owned as of December 31, 2019, except for Hyatt Regency Portland at the Oregon Convention Center, which commenced operations in late December 2019. "Same-Property" includes periods prior to the Company's ownership of The Ritz-Carlton, Denver, Fairmont Pittsburgh, Park Hyatt Aviara Resort, Golf Club & Spa, and Waldorf Astoria Atlanta Buckhead. "Same-Property" also includes renovation disruption for multiple capital projects during the periods presented and natural disaster disruption at multiple properties. The pre-acquisition operating results were obtained from the seller and/or the manager of the hotels during the acquisition due diligence process. We have made no adjustments to the historical operating amounts provided to us by the seller and/or the manager, other than to reflect the removal of historical intercompany lease revenue/expense or any other items that are not applicable to us under our ownership. The pre-acquisition operating results are not audited or reviewed by our independent auditors. Pre-acquisition operating results for periods prior to the Company's ownership have not been included in the Company's actual condensed consolidated financial statements and are included only in "Same-Property" for comparison purposes.

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures to be useful to investors as key supplemental measures of operating performance: EBITDA, EBITDAre, Adjusted EBITDAre, Same-Property Hotel EBITDA, Same-Property Hotel EBITDA Margin, FFO, Adjusted FFO, and Adjusted FFO per diluted share. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP.

EBITDA, EBITDAre and Adjusted EBITDAre
EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization. The Company considers EBITDA useful to an investor regarding results of operations, in evaluating and facilitating comparisons of operating performance between periods and between REITs by removing the impact of capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and along with FFO and Adjusted FFO, it is used by management in the annual budget process for compensation programs.

We then calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("Nareit"). Nareit defines EBITDAre as EBITDA plus or minus losses and gains on the disposition of depreciated property, including gains/losses on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of the depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

We further adjust EBITDAre to exclude the impact of non-controlling interests in consolidated entities other than our Operating Partnership Units because our Operating Partnership Units may be redeemed for common stock. We believe it is meaningful for the investor to understand Adjusted EBITDAre attributable to all common stock and Operating Partnership unit holders. We also adjust EBITDAre for certain additional items such as depreciation and amortization related to corporate assets, hotel property acquisition, terminated transaction and pre-opening expenses, amortization of share-based compensation, non-cash ground rent and straight-line rent expense, the cumulative effect of changes in accounting principles, and other costs we believe do not represent recurring operations and are not indicative of the performance of our underlying hotel property entities. We believe Adjusted EBITDAre attributable to common stock and unit holders provides investors with another financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures.

Same-Property Hotel EBITDA and Same-Property Hotel EBITDA Margin
Same-Property hotel data includes the actual operating results for all hotels owned as of the end of the reporting period. We then adjust the Same-Property hotel data for comparability purposes by including pre-acquisition operating results of asset(s) acquired during the period, which provides the investor a basis for understanding the acquisition(s) historical operating trends and seasonality. The pre-acquisition operating results for the comparable period are obtained from the seller and/or manager of the hotels during the acquisition due diligence process and have not been audited or reviewed by our independent auditors. We further adjust the Same-Property hotel data to remove dispositions during the respective reporting periods, and, in certain cases, hotels that are not fully open due to renovation, re-positioning, or disruption or whose room counts have materially changed during either the current or prior year as these historical operating results are not indicative of or expected to be comparable to the operating performance of our hotel portfolio on a prospective basis.

Same-Property Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate-level costs and expenses, (5) hotel acquisition and terminated transaction costs, and (6) certain state and local excise taxes resulting from our ownership structure. We believe that Same-Property Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), income taxes, and our corporate-level expenses (corporate expenses and hotel acquisition and terminated transaction costs). We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and the effectiveness of our third-party management companies that operate our business on a property-level basis. Same-Property Hotel EBITDA Margin is calculated by dividing Same-Property Hotel EBITDA by Same-Property Total Revenues.

As a result of these adjustments the Same-Property hotel data we present does not represent our total revenues, expenses, operating profit or net income and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations and comprehensive income include such amounts, all of which should be considered by investors when evaluating our performance.

We include Same-Property hotel data as supplemental information for investors. Management believes that providing Same-Property hotel data is useful to investors because it represents comparable operations for our portfolio as it exists at the end of the respective reporting periods presented, which allows investors and management to evaluate the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at Same-Property hotels or from other factors, such as the effect of acquisitions or dispositions.

Reconciliation of Net (Loss) Income to EBITDA, Adjusted EBITDA, and Same-Property Hotel EBITDA can be found in the Company's fourth quarter 2019 and first quarter 2020 earnings releases dated February 24, 2020 and May 11, 2020, respectively.

XENIA®

HOTELS & RESORTS